UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 16, 2022 (May 12, 2022)

ServiceSource International, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-35108	81-0578975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

707 17th Street, 25th Floor

Denver, CO 80202

(Address of principal executive offices, including zip code)

(720) 889-8500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)
Common Stock, $0.0001 Par Value	SREV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2022 annual meeting of stockholders of ServiceSource International, Inc. (the “Company”) held on May 12, 2022 (the “Annual Meeting”), 87,415,894 of the 99,938,408 shares of common stock outstanding as of March 18, 2022, the record date, were represented at the meeting in person or by proxy, constituting 87.5% of the outstanding shares entitled to vote and a valid quorum. The stockholders of the Company voted on the following proposals at the Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 1, 2022:

1. To elect seven nominees for director;

2.

To authorize the Board, in its discretion, to amend the Company’s certificate of incorporation to effect a reverse stock split of the Company’s common stock in a ratio of not less than one-for-five and not more than one-for-ten, to be determined by the Board;

3.To approve, on an advisory basis, the Company’s 2021 executive compensation; and

4.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022.

The voting results for each of these proposals are detailed below (rounded down to the nearest whole share).

1. Election of Directors

Nominee	For	Against	Abstained	Broker Non-votes
Andrew M. Baker	74,243,663	999,819	451,994	11,720,418
Jane Okun Bomba	74,516,654	726,823	451,999	11,720,418
John R. Ferron	74,517,801	725,696	451,979	11,720,418
John R. Harris	74,251,206	1,000,793	443,477	11,720,418
John A. Meyer	72,735,109	2,516,590	443,777	11,720,418
Gary B. Moore	74,517,191	734,508	443,777	11,720,418
Richard G. Walker	74,519,503	732,496	443,477	11,720,418

The stockholders voted to elect each director nominee to serve until the Company’s 2023 annual meeting of stockholders and until their successors are duly elected and qualified.

2. Vote to authorize the Board, in its discretion, to amend the Company’s certificate of incorporation to effect a reverse stock split of the Company’s common stock in a ratio of not less than one-for-five and not more than one-for-ten, to be determined by the Board

For	Against	Abstained	Broker Non-votes
72,354,383	12,811,914	2,249,597	0

The stockholders voted to authorize the Board to amend the Company’s certificate of incorporation to effect a reverse stock split of the Company’s common stock.

3. Advisory vote on the Company’s 2021 executive compensation

For	Against	Abstained	Broker Non-votes
73,798,890	1,444,085	452,500	11,720,418

The stockholders voted, on a non-binding advisory basis, to approve the Company’s 2021 executive compensation.

4. Ratification of the selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2022

For	Against	Abstained	Broker Non-votes
86,748,590	9,855	657,449	0

The stockholders voted to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 16, 2022
SERVICESOURCE INTERNATIONAL, INC.

		By:	/s/ MEGAN FINE
Name: Megan Fine
Title: General Counsel